Advantage Advisers, Inc.
The India Fund, Inc.
Annual Report
December 31, 1998

The India Fund, Inc.

The India Fund, Inc.

                                                                January 21, 1999

Dear Fund Shareholder,

We are pleased to present you with the audited financial statements of The India Fund, Inc. (the "Fund") for the fiscal year ended December 31, 1998. The Fund's common stock closed on the New York Stock Exchange at $6.31 per share on December 31, 1998, which represents a 28.67% discount to the net asset value ("NAV") per share.

The Fund's NAV rose 9.1% during 1998, outperforming the Dollex Index of India's 200 leading companies, which fell 18.1%, and the IFC Index, which dropped 21.4%. The Fund's strategy of overweighting the fast-growing sectors of technology and consumer non-durables while avoiding economically-sensitive sectors contributed to the outperformance. Although overall corporate earnings growth for the first half of the 1998 fiscal year increased 12%, sectors such as information technology grew 50% or more. We are pleased with our strategy and results.

For much of the year the Indian market experienced considerable volatility, as the Fund's Investment Manager details on the following pages. The same unique, insulated economy that enabled India to weather the 1997 crisis more successfully than its regional peers restrained investor sentiment during the second half of 1998 while India's Asian neighbors enjoyed a rally. International investors retreated due to potential sanctions induced by the new political coalition's nuclear testing, a rising fiscal deficit and slowing progress in economic reform.

The Investment Manager believes there are several factors that should promote India's economic development: positive changes in the regulatory environment; growth opportunities for pharmaceutical companies prompted by India's disease burden; business reforms in general; and the largely untapped demand from India's awakening consumer market.

On behalf of the Board of Directors, thank you for your participation in the Fund. If you have questions for us, do not hesitate to call our toll-free number at (800) 421-4777.

Sincerely,


/s/ Alan Rappaport

Alan Rappaport
Chairman

THE INDIA FUND, INC.

Report of the Investment Manager

For the Year Ended December 31, 1998

--------------------------------------------------------------------------------
OVERVIEW OF INDIA'S STOCK MARKETS

India remained a volatile market during 1998, rising 18% in the first four months, only to fall over 20% in the second quarter when the newly-elected Bhartiya Janata Party (BJP) government conducted nuclear tests in May. After retreating further in the second half of the year on concerns due to potential losses incurred by the Unit Trust of India (UTI), the market ended the year on a strong note, rising 8% in December alone. For the full year, the Dollex Index of India's 200 leading companies fell 18.1% in US dollar terms and the IFC Index fell 21.4% in US dollar terms.

It was very much a two-tiered market, with sharply contrasting performances between a handful of high-growth sectors (i.e., software and consumer non-durables) and economically sensitive cyclicals. Although overall corporate earnings growth for the first half of the fiscal year 1998 was 12%, sectors such as information technology (IT) saw growth of 50% or more.

It was disappointing that India did not participate more in Asia's second-half rally that drove several markets up by as much as 50%-100% in US dollar terms. However, just as its relatively insulated economy helped it weather the 1997 crisis much better than its regional peers, India's unique attributes also restrained investor sentiment during the second half of 1998. We believe that the impact of potential sanctions resulting from nuclear tests, a rising fiscal deficit, and slowing progress in economic reform contributed to a negative performance by the market during the year.

Nevertheless, reform in India does continue to move ahead, although at a slower pace than investors would like. Several new measures were announced during the year, including a proposal for share buybacks, an amendment of the patent law, and a proposal to repeal the Urban Land Ceiling Act. Although one can point to areas of backsliding as well -- such as the mid-year budget, which raised import tariffs on several items -- the point remains that reform momentum is still alive and well in India. We therefore remain bullish long-term on the Indian market.

--------------------------------------------------------------------------------
Fund Updates

The Fund's toll-free phone number, (800) 421-4777, provides callers with a recorded monthly update of the markets in which the Fund invests. It also offers details about the Fund, its portfolio and performance. The Fund's net asset value (NAV) is calculated weekly and published in The Wall Street Journal every Monday under the heading "Closed End Funds." The Fund's NAV is also published in Barron's on Saturdays and in The New York Times on Sundays. The Fund is listed on the New York Stock Exchange under the ticker symbol IFN.
--------------------------------------------------------------------------------

                                                            THE INDIA FUND, INC.

--------------------------------------------------------------------------------
POLITICS

Politically, 1998 was a very eventful year. The 12th general election in March resulted in a BJP-led coalition government. In May the BJP tested nuclear devices, which, although temporarily raising the BJP's domestic popularity, also provoked similar testing from Pakistan and ultimately resulted in economic sanctions from the United States and other countries. Before year end, most of the major sanctions had already been removed, while the BJP failed to achieve any sustainable political gains from the entire episode. In June, the BJP announced the annual budget, which contained several measures to stimulate economic growth but which failed to meet market expectations.

The key events during the fourth quarter of 1998 were the BJP's surprise losses in several key state elections. The ruling party lost power in Delhi (India's capital), Rajasthan and also failed to take control from the Congress party in Madhya Pradesh. Soaring food prices, especially for onions, was the pivotal issue in the elections.

After nine months in office, the BJP's fractious 18-member coalition has been rocky, and fears are developing that political instability may jeopardize India's efforts in implementing further reform. However, we believe that the attempts by the BJP government to push through important reform measures in the most recent parliamentary session indicate its resolve to continue liberalization. The support of the Congress party, the main opposition party for these measures, is also evidence of India's common purpose in boosting economic growth.

--------------------------------------------------------------------------------
ECONOMY

The economy remained weaker-than-expected during the year, although there were pockets of growth in certain sectors. Recent data indicates that industrial production averaged an increase of only 3.6% year-over-year from April to November 1998, compared with 6% for the same period in 1997. Of more concern, activity decelerated further to 1%-2% in September and October, making it almost certain that industrial growth will not match fiscal year 1998's 5.8%. On the bright side, monsoons were normal for the 11th consecutive year and a record food-grain harvest is projected for the fiscal year ending March 31, 1999. Hence, the agricultural sector is expected to grow 2%-3%, compared with 1997-98's 1.5% contraction.

Assuming only slightly slower growth in services, GDP growth is being forecast at 4.5%-5% for the fiscal year ending March 31, 1999, compared with 5.1% in 1998. The sharp retreat in food prices since October has temporarily helped ease inflation in the economy. After rising to 8.9% in November, provisional inflation numbers as of December are again at reasonable rates of 5.3%. We believe that diesel price cuts will also help inflation, although longer term low inflation may be hard to sustain as money supply growth remains strong and the government carries a huge fiscal deficit.

THE INDIA FUND, INC.

The government had targeted a 5.6% fiscal deficit but now finds this goal most likely unreachable. Indirect taxes, the most important source of revenue collection, were running below target during the year, a situation only partly offset by better-than-expected direct tax collection (personal and corporate income tax). Reportedly, the government is considering various steps to avoid a deficit overshoot, including postponing budget commitments and/or accelerating privatization.

Although not overly dependent on trade, India's trade performance has been negatively affected by the regional economic crisis. In the first eight months of the fiscal year (April-November 1998), exports declined 3.9% although imports rose by 10%, resulting in a trade deficit of $6.7 billion, nearly double the level a year ago. Assuming just a modest surplus in the services account, the current account deficit is likely to surpass fiscal year 1998's 1.7% of GDP. That said, the rupee has remained relatively stable, with virtually all of its 7.5% decline against the US dollar coming in the weeks following the nuclear testing, on the back of Moody's and Standard & Poor's downgrading of Indian sovereign debt.

Despite a slowing economy, capital flows remained relatively buoyant, helped by the highly successful US $4.1 billion RIBs (Resurgent India Bonds), a unique issue that was subscribed by non-resident Indians (NRI). Hence, foreign reserves ended the year at a comfortable $30 billion, representing over eight months of import cover. In contrast, foreign direct investment into India (FDI) continues to be meager, with roughly $11 billion in approvals and $3 billion in actual inflows, which is in line with performance of the past two years.

--------------------------------------------------------------------------------
PERFORMANCE

The Fund's NAV rose 9.1% during 1998, comparing very favorably with market indices, while the Dollex Index of 200 leading stocks fell 18.1% and the IFC Index declined 21.4%. The Fund's strategy of overweighting the fast-growing sectors of technology and consumer non-durables while avoiding the economically-sensitive sectors continued to generate outperformance. Stocks in the technology sector outperformed the market dramatically throughout the year, following strong earnings results every quarter. Pharmaceutical and other consumer stocks also performed better than the market, again with stronger performance mainly in the fourth quarter, on the belief that the patent bill which would enable product patents to be honored in India would be approved by the government.

--------------------------------------------------------------------------------
PORTFOLIO STRATEGY

We maintained a defensive stance in the Fund's portfolio in 1998 as the Indian economy remained sluggish. The Fund continued to be overweighted in the Indian information technology sector owing to the sector's strong growth rates of over 50%, but the Fund took profits in NIIT and Infosys because of their strong outperformance. The Fund increased its positions in other attractively valued names such as Software Solutions and Leading Edge Systems. During the second half of the year,

                                                            THE INDIA FUND, INC.

the Fund also boosted its overall position in pharmaceuticals from 11.3% to 13.1% by adding to multinational companies such as Wyeth and Pfizer, while at the same time trimming exposure in Indian pharmaceutical companies that were marginally hurt because of slowing exports to Russia, such as Dr. Reddy's Laboratories. We believe that multinational pharmaceutical companies are likely to benefit due to the government's desire to amend the patent bill by granting exclusive marketing rights to these companies for patented products. Positions were also built up in consumer non-durables and infrastructure-related stocks such as Bharat Heavy Electricals (BHEL).

Earnings from software, pharmaceutical and consumer companies were sheltered from the effects of the economic slowdown in India and the rest of Asia. The Fund continues to maintain a core position in these companies because of their strong growth prospects and India's competitiveness in these industries as a result of the knowledge-intensive nature of these businesses. However, the Fund has taken profits and may continue to do so when valuations are viewed as unjustifiably high. The Fund has been monitoring signs of economic recovery and may add to its positions in the economically-sensitive stocks as infrastructure spending or other signs turn more positive.

--------------------------------------------------------------------------------
KEY SECTOR HOLDINGS

                                  % of Total Holdings
Sector                             December 31, 1998   Top Holdings in Sector
------                            -------------------  ----------------------
Technology:
  Computer Hardware                        0.3%        Wipro
  Computer Training                       11.5%        NIIT
  Computer Software & Programming         15.8%        Infosys Technologies
Pharmaceuticals                           13.1%        Dr. Reddy's Laboratories
Consumer Non-Durables                     12.8%        Hindustan Lever
Vehicles & Vehicle Components             11.1%        Punjab Tractors
Telecommunications                         6.1%        Mahanagar Telephone Nigam
Textiles (synthetic & cotton)              4.6%        Reliance Industries
Electronics & Electrical                   4.5%        Bharat Heavy Electricals

TECHNOLOGY

Technology is the highest-weighted sector in the Fund. The software services segment of the technology sector remained buoyant in 1998, as Indian software companies continued to get outsourcing business from foreign companies, with an estimated 158 companies in the Fortune 500 outsourcing a portion of their software requirements to India. As a result, India's software exports have been growing at 45%-50% annually for the past few years, a pace we expect to be more or less maintained over the next two to three years.

NIIT, the Fund's top holding in the sector, reported 41% sales growth and 60% earnings growth for its fiscal year ended September 30, 1998. Infosys Technologies, another significant holding, reported

THE INDIA FUND, INC.

stunning half-year results at the end of September with revenue surging 109% year-over-year and an increase in net profit of 126%. A higher value-added product mix, rising economies of scale and rupee depreciation all contributed to expanding margins. The company indicates that it is still planning a listing on a US exchange, although this has now been delayed until the first half of 1999.

PHARMACEUTICALS

The Fund is also significantly overweighted in Pharmaceuticals. Although the industry saw a temporary slowdown during the year, partly because of local pricing pressures and partly because of the debacle in Russia, an important market, the overall operating profile remained robust, with 15%-20% revenue growth.

Going forward, we believe that changes in the regulatory environment and the country's disease burden will present growth opportunities for the strongest companies. We feel that the change in the patent regime from 2004 to 2005 is likely to lead to an industry shakeout, providing a better earnings environment for the surviving companies. Multinational companies that have been wary of introducing new products into India may start to do so, enhancing their growth prospects. Additionally, as Indian patent laws begin to correspond with US patent laws, domestic companies that focus on basic research or those with strong marketing/distribution networks should remain strong. Dr. Reddy's Laboratories, which at one point accounted for as much as 5% of the Fund, was reduced in the wake of Russia's crisis, as Russia represents a key export market for the company. However, the company continues to have solid domestic growth prospects, as evidenced by half-yearly sales growth of 30% and is expected to remain a survivor because of its strong focus on basic research.

CONSUMER NON-DURABLES

The Fund continues to be positive on Consumer Non-Durables, but remains underweighted versus the index. Hindustan Lever (HLL) and ITC dominate the holdings in the sector although several other stocks were purchased during the course of the year. HLL's wide brand portfolio and continuous product innovations continued to fuel solid earnings growth. Results for the first nine months of 1998 showed a 20% sales increase and 30% rise in the net profit for the year-ended in December. ITC, India's leading cigarette company, with a strong business franchise, also registered solid first half of the fiscal year sales and an earnings growth of 16%. We expect consumer non-durables to remain a steady growth, low-risk sector.

VEHICLES

Vehicles is the fourth largest sector in the Fund. The commercial and agricultural segments of the sector are distinct in terms of their sensitivity to the economy. The Fund is heavily overweighted in the agricultural segment. Punjab Tractors (PTL) is the Fund's largest holding in the sector. PTL is considered an excellent company, with sales and earnings growth that continue to outstrip industry growth year after year. Hence, even though the agricultural sector is expected to post only 3% growth for the fiscal year ending March 1999, PTL remains on track for a projected 30% growth in earnings,

                                                            THE INDIA FUND, INC.

with first half results already showing a 24% sales increase and a 43% jump in net profit. We remain underweighted in the commercial vehicle sector, which had a difficult 1998, and although recent trends are positive, we would only expect to add to the sector if signs of an economic recovery become more visible.

TELECOMMUNICATIONS

In the Telecommunications sector, Mahanagar Telephone Nigam (MTNL) is the Fund's largest holding. Recent half-yearly results were significantly above consensus estimates, with revenues increasing 17% and net profit up 28%. The stock continues to trade at attractive valuations. Videsh Sanchar Nigam (VSNL), the international telephone monopoly provider, is also a significant holding, and produced half-year results that topped market forecasts, with EBITDA up 33% and net profits spiking up 77%, helped in part by huge foreign exchange gains. We expect that the big news for this sector in 1999 will be the proposed new telecommunications policy, although it remains unclear exactly when this will be unveiled. A key issue to be addressed is a new procedure for licensing new entrants. Whatever the new policy, final political approval is likely to take some time.

ELECTRONICS AND ELECTRICAL

Electronics and Electrical moved up to the Fund's seventh largest weighting in 1998, as the Fund built positions following a sharp sell-off over fears that sanctions would adversely affect various power project developments. Bharat Heavy Electrical (BHEL), a top holding, is considered to be a solid company with a good strategic position, a healthy order book, and net cash on the balance sheet. The company's half-year results showed 13% earnings growth, despite several delays with new power projects. As infrastructure spending increases and several power projects in the pipeline are completed, we believe that BHEL will be affected positively.

SYNTHETIC TEXTILES/PETROCHEMICALS

Finally, the Fund also remains underweighted in the Synthetic Textiles/Petrochemicals sector and is invested mainly in one stock, Reliance Industries (RIL). Despite an extremely tough operating environment, RIL's operating performance has held up well, assisted by lower raw material costs, higher import duties imposed by the mid-year budget and decent demand within India. Half-yearly results showed net sales up 20% although net profit managed a 10% increase. The stock's valuation remains compelling but its pricing is still dependent on Asia's recovery.

--------------------------------------------------------------------------------
OUTLOOK

Compared with other Asian markets, the Indian economy performed reasonably well. Even with growth slowing, it is still expected to expand 4%-5% while Asia (ex-China) should see a 3%-4% contraction. Inflation, which spiked up sharply at one point because of mismanagement of food supplies, particularly onions, is now drifting down to more normal levels. Foreign exchange reserves,

THE INDIA FUND, INC.

at $30 billion, stand largely unchanged from 1997 levels. Despite the general drying-up of capital flows to emerging markets, the government managed to raise $4.1 billion from non-resident Indians during the month of August. Although the BJP could have done more to revitalize the economy, India did manage to avoid a balance-of-payments crisis in addition to other financial concerns that plagued other countries in the region. Looking ahead, we envision two possible scenarios for 1999: the BJP government will push through substantive reform to revitalize the economy, or India will have fresh elections, which will result in a change in government. We believe that either scenario fortells good news for the equity market.

Despite the sluggish economic environment, several Indian companies performed remarkably well during the year. Many of them embarked on large-scale restructuring programs, including productivity-enhancement schemes, aggressive cost-cutting efforts, and workforce reduction through voluntary retirement plans. Additionally, companies are gradually consolidating their positions in various industries through mergers and acquisitions and divestment of unrelated businesses. All of these measures should improve Indian companies' earnings and global competitiveness. We believe that merger-and-acquisition activity and other forms of industry consolidation are likely to unlock value in the Indian stock market as the benefits become more steadily visible.

We remain positive on the Indian market over the long term. Although there will undoubtedly be periods of volatility and political crisis, India's corporate sector has shown itself to be quite resilient. Furthermore, the Fund will adhere to its philosophy of investing in strong companies with good management and attractive growth prospects. The consensus earnings per-share growth forecast for the market is 17%. On a price-to-earnings ratio of 9, the market is trading on a growth-to-PE ratio slightly below 2, which we believe is attractive relative to other global markets.

Punita Kumar-Sinha
Senior Portfolio Manager
January 20, 1999

                                                            THE INDIA FUND, INC.

--------------------------------------------------------------------------------
During May 1998, the Board of Directors of the Fund reviewed and approved various amendments to the Fund's bylaws. For example, the provisions relating to timely notice for proposals to be brought before an annual meeting of stockholders (other than a proposal under Rule 14a-8 of the Securities Exchange Act of 1934 to be included in the Fund's proxy statement) have been amended. As amended, a stockholder's notice generally must be delivered to the Fund not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. The Board believes that the amended timely notice provisions will provide greater certainty to stockholders because, previously, timely notice keyed off the date of the current year's meeting or the date the public disclosure of the current year's meeting is made. In addition, the provisions provide that any business to be brought before a special meeting of stockholders must be specified in the notice of meeting or otherwise properly brought before the meeting by or at the direction of the Board of Directors. Finally, upon recommendation of the Fund's Maryland counsel, other changes to certain bylaw provisions were made to conform to the bylaw provisions of more recently incorporated Maryland corporations.

During July 1998, the Board of Directors of the Fund authorized the Fund to repurchase from time to time in the open market up to 1,000,000 shares of the Fund's common stock. The Fund's Board directed management to repurchase the Fund's shares at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund's Board of Directors. For the fiscal year ended December 31, 1998, the Fund repurchased a total of 41,700 shares of its common stock.

In accordance with the Board's directions, the Fund may from time to time repurchase additional shares of its common stock in the open market.

Year 2000 Processing Issues

Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, may not correctly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

Both the Investment Manager and the Country Adviser have advised the Fund that they are implementing steps intended to ensure that their computer systems are capable of Year 2000 processing. In addition, the Fund is inquiring with third parties to assess the adequacy of their Year 2000 compliance efforts. The Fund intends to develop contingency plans intended to ensure that third-party non-compliance will not materially affect the Fund's operations. The Fund does not currently anticipate that the Year 2000 issue will have an adverse effect on the Investment Manager's or the Country Adviser's ability to continue to provide the services currently provided to the Fund.

Companies in which the Fund invests could be adversely affected by the Year 2000 issue, but the Fund cannot predict the consequential effect on its investment return. To the extent the impact on a portfolio holding is negative, the Fund's investment return could be adversely affected.
--------------------------------------------------------------------------------

THE INDIA FUND, INC.

Schedule of Investments                                        December 31, 1998

INDIA (100% OF HOLDINGS)
COMMON STOCKS  (99.89% of holdings)

Number                                                Percent of
of Shares    Security                                 Holdings        Cost          Value
---------------------------------------------------------------------------------------------
             Cement                                       1.92%
   102,220   Associated Cement Companies ......................   $  4,140,004   $  2,484,238
   133,000   Dalmia Cement ....................................      1,582,861        485,116
   267,600   Gujarat Ambuja Cements ...........................      2,352,473      1,637,905
    70,000   Gujarat Ambuja Cements GDR .......................        616,000        462,000
     2,301   Jaiprakash Industries+ ...........................          5,663            460
    47,860   Panyam Cements+ ..................................        482,694        337,875
   443,630   Shree Cement .....................................        947,396        232,281
                                                                  ------------   ------------
                                                                    10,127,091      5,639,875
                                                                  ------------   ------------
             Chemicals                                    1.33%
        48   Atul Products ....................................             93             24
    27,500   Bayer ............................................      1,006,193      1,294,270
   515,500   ICI (India) ......................................      2,743,294      2,326,695
        50   Indian Organic Chemicals+ ........................            140             12
       100   JF Laboratories+ .................................            174              3
   100,000   United Phosphorus ................................        380,857        304,977
                                                                  ------------   ------------
                                                                     4,130,751      3,925,981
                                                                  ------------   ------------
             Computer Hardware                            0.32%
    21,700   Wipro ............................................        280,827        938,955
                                                                  ------------   ------------
                                                                       280,827        938,955
                                                                  ------------   ------------
             Computer Software & Programming             15.81%
   600,700   DSQ Software .....................................      1,240,788      4,968,727
   317,300   Infosys Technologies .............................      2,533,160     22,090,412
   195,400   Leading Edge Systems .............................      1,868,593      1,754,209
   111,500   Mastek Limited ...................................        597,781      1,355,868
    62,800   Pentafour Software ...............................        264,712      1,044,080
    20,000   Pentafour Software GDR ...........................        373,000        305,000
   875,780   Satyam Computers .................................      2,077,498     14,993,057
       400   Silverline Industries ............................            547          1,022
                                                                  ------------   ------------
                                                                     8,956,079     46,512,375
                                                                  ------------   ------------
             Computer Training                           11.55%
   829,900   NIIT .............................................      4,947,234     31,710,793

                                                            THE INDIA FUND, INC.

Schedule of Investments (continued)                            December 31, 1998

COMMON STOCKS (continued)

Number                                                Percent of
of Shares    Security                                 Holdings        Cost          Value
---------------------------------------------------------------------------------------------
             Computer Training (continued)
   159,500   Software Solutions ...............................   $  1,875,931   $  2,259,536
                                                                  ------------   ------------
                                                                     6,823,165     33,970,329
                                                                  ------------   ------------
             Consumer Miscellaneous                       1.23%
   330,300   Bata India+ ......................................      1,886,855      1,517,227
       135   Surya Roshni .....................................            356             37
   196,800   Timex Watches+ ...................................        140,800         90,770
   133,300   Zee Telefilms+ ...................................      1,817,238      2,007,577
                                                                  ------------   ------------
                                                                     3,845,249      3,615,611
                                                                  ------------   ------------
             Consumer Non-Durables                       12.77%
   566,924   Hindustan Lever ..................................     16,520,791     22,192,683
   702,281   ITC ..............................................     11,135,992     12,394,652
   101,050   Ponds India ......................................      2,616,868      2,960,519
     1,682   Reckitt & Colman .................................         16,947         14,853
                                                                  ------------   ------------
                                                                    30,290,598     37,562,707
                                                                  ------------   ------------
             Diversified Industries                       0.32%
   124,115   DCM Shriram Consolidated Warrants,
             expiration date 11/08/99+* .......................              0              0
       454   Grasim Industries ................................         10,229          1,926
       175   HMG Industries+ ..................................            359              4
   350,275   Indian Rayon .....................................      2,242,361        927,308
       820   Kesoram Industries ...............................          3,879            381
                                                                  ------------   ------------
                                                                     2,256,828        929,619
                                                                  ------------   ------------
             Electricity                                  0.37%
   331,000   Bombay Suburban Electric Supply Co.+ .............      1,252,399      1,101,386
         2   CESC Ltd .........................................             16              1
        52   CESC Ltd Class B Warrants,
             expiration date 9/30/99+* ........................            301              0
       150   Tata Power Co. ...................................            797            371
                                                                  ------------   ------------
                                                                     1,253,513      1,101,758
                                                                  ------------   ------------
             Electronics & Electrical                     4.51%
   352,983   Asea Brown Boveri ................................      5,753,833      4,196,839
   350,000   Asian Electronics ................................      2,200,052        543,593
 1,114,700   Bharat Heavy Electricals .........................      7,861,539      6,888,345

THE INDIA FUND, INC.

Schedule of Investments (continued)                            December 31, 1998

COMMON STOCKS (continued)

Number                                                Percent of
of Shares    Security                                 Holdings        Cost          Value
---------------------------------------------------------------------------------------------
             Electronics & Electrical (continued)
   996,600   Crompton Greaves .................................   $  5,691,655   $  1,133,912
   704,000   KEC International ................................      1,681,175        497,000
        49   Siemens India+ ...................................          1,083            260
                                                                  ------------   ------------
                                                                    23,189,337     13,259,949
                                                                  ------------   ------------
             Engineering                                  2.44%
         2   Lakshmi Machine Works ............................            393             85
 1,286,201   Larsen & Toubro ..................................      8,054,021      4,857,872
   302,300   Larsen & Toubro GDR ..............................      3,235,851      2,320,152
                                                                  ------------   ------------
                                                                    11,290,265      7,178,109
                                                                  ------------   ------------
             Extractive Industries                        3.02%
   257,075   Hindalco Industries ..............................      5,344,554      3,100,387
   190,200   Hindalco Industries GDR ..........................      2,301,754      2,230,095
 9,020,100   Hindustan Zinc ...................................      3,165,243      1,846,685
       200   Indian Aluminium .................................          1,143            428
 3,806,500   National Aluminium Company .......................      5,015,073      1,688,493
       606   Sesa Goa .........................................          4,614          1,827
                                                                  ------------   ------------
                                                                    15,832,381      8,867,915
                                                                  ------------   ------------
             Fertilizers                                  0.00%
     7,700   Chambal Fertilizers & Chemicals ..................          5,977          2,174
     1,950   Nagarjuna Fertilizer & Chemicals .................          2,130            734
       400   Southern Petrochemicals Industrial Corporation ...            492            236
                                                                  ------------   ------------
                                                                         8,599          3,144
                                                                  ------------   ------------
             Finance                                      2.46%
 1,800,100   Bank of Baroda ...................................      4,955,514      2,101,070
   912,500   Corporation Bank .................................      2,176,678      1,921,844
   240,000   ICICI++ ..........................................        501,453        265,725
 3,339,300   Oriental Bank of Commerce ........................      8,178,973      2,935,001
                                                                  ------------   ------------
                                                                    15,812,618      7,223,640
                                                                  ------------   ------------
             Food                                         2.17%
       600   American Dry Fruits+ .............................          1,198             73
    67,700   International Bestfoods+ .........................        693,225        607,779
   212,950   Nestle India .....................................      2,228,736      2,290,108

                                                            THE INDIA FUND, INC.

Schedule of Investments (continued)                            December 31, 1998

COMMON STOCKS (continued)

Number                                                Percent of
of Shares    Security                                 Holdings        Cost          Value
---------------------------------------------------------------------------------------------
             Food (continued)
   250,000   Rahul Dairy & Allied Products+* ..................   $     79,643   $      7,354
       100   Rank Aqua Estates+ ...............................            254              3
   180,693   Smithkline Beecham Consumer Healthcare ...........      1,827,616      2,234,479
   148,471   Tata Tea .........................................      1,635,243      1,246,429
                                                                  ------------   ------------
                                                                     6,465,915      6,386,225
                                                                  ------------   ------------
             Hotels & Leisure                             0.14%
    25,000   East India Hotels GDR ............................        138,750        137,500
       121   Indian Hotels ....................................          1,976          1,021
    30,000   Indian Hotels GDR ................................        225,625        262,500
                                                                  ------------   ------------
                                                                       366,351        401,021
                                                                  ------------   ------------
             Household Appliances                         0.03%
   600,000   IFB Industries+ ..................................      3,271,110         81,892
       300   Kalyani Sharp+ ...................................            410             64
       500   Phil Corporation .................................          1,366            212
        20   Phillips India ...................................             19             59
     4,400   Samtel Colour+ ...................................          8,719          1,294
       450   Videocon Appliances ..............................          2,629            196
       519   Videocon International ...........................            951            565
        73   Voltas+ ..........................................            339            217
       150   Whirlpool of India+ ..............................            887            102
                                                                  ------------   ------------
                                                                     3,286,430         84,601
                                                                  ------------   ------------
             Packaging                                    0.04%
   660,320   Flex Industries ..................................      4,118,949        120,425
    77,310   Flex Industries Warrants, expiration date 11/30/99+*            0            924
       100   Polyplex Corporation .............................            339             21
       500   Universal Prime Aluminum+* .......................            789             25
                                                                  ------------   ------------
                                                                     4,120,077        121,395
                                                                  ------------   ------------
             Petroleum Related                            3.40%
 1,441,900   Hindustan Petroleum Corporation ..................     16,596,689      7,977,190
     1,120   Indian Petrochemicals ............................          4,132          1,510
 2,385,950   Madras Refineries ................................      6,582,939      2,021,278
                                                                  ------------   ------------
                                                                    23,183,760      9,999,978
                                                                  ------------   ------------

THE INDIA FUND, INC.

Schedule of Investments (continued)                            December 31, 1998

COMMON STOCKS (continued)

Number                                                Percent of
of Shares    Security                                 Holdings        Cost          Value
---------------------------------------------------------------------------------------------
             Pharmaceuticals                             13.06%
   127,600   Cipla ............................................   $  2,392,884   $  2,578,574
   280,200   Dabur India ......................................      2,124,847      2,808,923
   661,800   Dr. Reddy's Laboratories .........................      5,502,772      7,560,981
   600,000   E. Merck (India) .................................      3,952,219      5,227,674
       100   German Remedies ..................................            670          1,476
    69,050   Glaxo (India) ....................................        466,176        999,312
   183,300   Hoechst Marion ...................................      1,792,844      1,771,749
       400   Orchid Chemicals & Pharmaceuticals ...............          1,355            967
   146,632   Pfizer India .....................................      1,956,253      2,915,732
 1,166,900   Ranbaxy Laboratories .............................     10,970,744      7,359,200
   212,800   Rhone-Poulenc India ..............................      2,958,133      3,626,789
   161,100   Sun Pharmaceuticals ..............................      1,083,482      1,037,606
   175,000   Wyeth Lederle ....................................      1,810,382      2,533,680
                                                                  ------------   ------------
                                                                    35,012,761     38,422,663
                                                                  ------------   ------------
             Pulp & Paper                                 0.00%
     6,000   Andhra Pradesh Rayons+ ...........................          5,820          2,195
       100   Pudumjee Pulp & Paper ............................            818             68
                                                                  ------------   ------------
                                                                         6,638          2,263
                                                                  ------------   ------------
             Steel                                        1.20%
     6,010   Essar Steel+ .....................................         23,144          2,135
       500   Jindal Strips ....................................          6,596            518
       400   Steel Authority of India+ ........................            237             53
 1,272,926   Tata Iron & Steel ................................      7,010,409      3,516,685
                                                                  ------------   ------------
                                                                     7,040,386      3,519,391
                                                                  ------------   ------------
             Steel Products                               0.00%
       100   Choksi Tubes .....................................            237             30
        20   Super Forging+ ...................................             36              1
                                                                  ------------   ------------
                                                                           273             31
                                                                  ------------   ------------
             Telecommunication                            6.06%
 2,686,400   Mahanagar Telephone Nigam ........................     15,546,516     11,581,327
   131,500   Videsh Sanchar Nigam .............................      2,242,900      2,404,412
   312,500   Videsh Sanchar Nigam GDR .........................      5,277,019      3,828,125
                                                                  ------------   ------------
                                                                    23,066,435     17,813,864
                                                                  ------------   ------------

                                                            THE INDIA FUND, INC.

Schedule of Investments (continued)                            December 31, 1998

COMMON STOCKS (continued)

Number                                                Percent of
of Shares    Security                                 Holdings        Cost          Value
---------------------------------------------------------------------------------------------
             Telecommunication Equipment                  0.00%
       300   Bhagyanagar Metals ...............................   $        724   $        134
                                                                  ------------   ------------
                                                                           724            134
                                                                  ------------   ------------
             Textiles-Cotton                              0.22%
   390,700   Arvind Mills .....................................      1,382,087        355,349
       100   HP Cotton Textile Mills+* ........................            233             23
   200,000   Vardhaman Spinning & General Mills ...............        455,739        301,212
                                                                  ------------   ------------
                                                                     1,838,059        656,584
                                                                  ------------   ------------
             Textiles - Synthetic                         4.41%
   131,000   Bombay Dyeing GDR ................................        379,550        222,700
       650   DCL Polyesters+ ..................................          1,282             43
       100   Ester Industries+ ................................            105              8
       300   Haryana Petrochemicals+ ..........................            343              6
 4,523,784   Reliance Industries ..............................     18,087,238     12,753,249
     5,800   SRF+ .............................................         15,613          1,365
                                                                  ------------   ------------
                                                                    18,484,131     12,977,371
                                                                  ------------   ------------
             Transportation                               0.01%
   574,100   NEPC Micon+ ......................................      1,423,245         34,450
                                                                  ------------   ------------
                                                                     1,423,245         34,450
                                                                  ------------   ------------
             Vehicles                                    10.59%
   314,525   Bajaj Auto .......................................      4,585,998      3,858,011
    81,200   Bajaj Auto GDR ...................................      1,171,288      1,268,750
   124,915   Hero Honda `B'+ ..................................      1,580,759      1,598,365
       600   Hindustan Motors .................................            467            102
   190,937   Mahindra & Mahindra ..............................      1,992,470        741,372
 1,000,000   Punjab Tractors ..................................      6,988,502     18,684,551
    62,935   Tata Engineering & Locomotive ....................        721,065        241,403
   100,000   Tata Engineering & Locomotive GDR ................        330,000        400,000
   350,650   TVS Suzuki .......................................      2,430,257      4,344,446
                                                                  ------------   ------------
                                                                    19,800,806     31,137,000
                                                                  ------------   ------------
             Vehicle Components                           0.51%
        25   Antifriction Bearings Corporation ................            100              9
       125   FAG Precision Bearings ...........................            334             93

THE INDIA FUND, INC.

Schedule of Investments (continued)                            December 31, 1998

COMMON STOCKS (continued)

Number                                                Percent of
of Shares    Security                                 Holdings        Cost          Value
---------------------------------------------------------------------------------------------
             Vehicle Components (continued)
       100   Gleitlager (India)+* .............................   $         96   $          5
   200,000   Kirloskar Oil Engines ............................        962,750        145,899
   118,000   Swaraj Engines ...................................      1,298,956      1,361,325
                                                                  ------------   ------------
                                                                     2,262,236      1,507,331
                                                                  ------------   ------------
             TOTAL COMMON STOCKS ..............................    280,455,528    293,794,269
                                                                  ------------   ------------

BONDS  (0.11% of holdings)

Par Value                                             Percent of
(000)        Security                                 Holdings        Cost          Value
---------------------------------------------------------------------------------------------
             Diversified Industries                       0.11%
 INR 4,220   DCM Shriram Consolidated NCD 13.00%,
             11/6/01* .........................................   $    134,584   $    110,496
 INR 4,096   DCM Shriram Consolidated NCD 13.00%,
             11/6/02* .........................................        130,627        107,245
 INR 4,096   DCM Shriram Consolidated NCD 13.00%,
             11/6/03* .........................................        130,627        107,245
                                                                  ------------   ------------
                                                                       395,838        324,986
                                                                  ------------   ------------
             TOTAL BONDS ......................................        395,838        324,986
                                                                  ------------   ------------
             TOTAL INDIA ......................................    280,851,366    294,119,255
                                                                  ------------   ------------

             TOTAL INVESTMENTS ** ......................100.00%   $280,851,366   $294,119,255
                                                                  ============   ============

See Page 17 for Footnotes and Abbreviations.

                                                            THE INDIA FUND, INC.

Schedule of Investments (concluded)                            December 31, 1998

Footnotes and Abbreviations
            GDR - Global Depository Receipt
            INR - Indian Rupee
            NCD - Non Convertible Debenture

            +     Non-income producing security.
            ++    Passive Foreign Investment Company.
            *     At fair value as determined under the supervision of the Board of Directors.
            **    Aggregate cost for Federal income tax purposes is
                  $281,139,350.
                  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
                      Excess of value over tax cost       $ 94,922,388
                      Excess of tax cost over value        (81,942,483)
                                                          ------------
                                                          $ 12,979,905
                                                          ============

See accompanying notes to financial statements.

The India Fund, Inc.

Statement of Assets and Liabilities                            December 31, 1998

ASSETS
Investments, at value (Cost $280,851,366) ................................   $ 294,119,255
Cash (including Indian Rupees of $1,172,732 with a cost of $1,171,905) ...       4,816,219
Receivables:
     Dividends and reclaims of excess taxes withheld .....................       1,613,728
     Interest  (net of withholding tax of $2,401) ........................          27,209
     Securities sold .....................................................       1,361,382
Unamortized organization costs ...........................................           9,542
Prepaid expenses .........................................................         166,221
                                                                             -------------
             Total Assets ................................................     302,113,556
                                                                             -------------
LIABILITIES
Payable for securities purchased .........................................         799,339
Due to Investment Manager ................................................         262,791
Due to Administrator .....................................................          51,765
Accrued expenses .........................................................         476,478
                                                                             -------------
            Total Liabilities ............................................       1,590,373
                                                                             -------------
            Net Assets ...................................................   $ 300,523,183
                                                                             =============

            NET ASSET VALUE PER SHARE ($300,523,183 / 33,965,433
            shares issued and outstanding) ...............................   $        8.85
                                                                             =============

NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 34,007,133 shares issued
     (100,000,000 shares authorized) .....................................   $      34,007
Paid-in capital ..........................................................     469,857,129
Cost of 41,700 shares held in treasury stock .............................        (249,197)
Accumulated net investment loss ..........................................         (60,040)
Accumulated net realized loss on investments .............................    (182,094,180)
Net unrealized appreciation in value of investments, foreign currency holdings and on translation of other assets and liabilities
     denominated in foreign currency .....................................      13,035,464
                                                                             -------------
            Net Assets ...................................................   $ 300,523,183
                                                                             =============

See accompanying notes to financial statements.

                                                            THE INDIA FUND, INC.

                                                              For the Year Ended
Statement of Operations                                        December 31, 1998

Investment Income
Dividends (net of uncollectible amounts of $45,254) ......................      $  4,579,642
Interest (net of Indian taxes withheld of $8,999) ........................           299,452
                                                                                ------------
            Total investment income ......................................         4,879,094
                                                                                ------------
Expenses
Management fees .............................................   $  3,175,273
Custodian fees ..............................................      1,344,873
Administration fees .........................................        601,971
Legal fees ..................................................        171,000
Audit fees ..................................................        146,414
Insurance ...................................................        137,806
Transfer agent fees .........................................         93,531
Amortization of organizational costs ........................         64,525
Directors' fees .............................................         39,701
NYSE fees ...................................................         32,339
Printing ....................................................         24,604
Miscellaneous expenses ......................................         15,900
                                                                ------------
            Total expenses ...............................................         5,847,937
                                                                                ------------
            Net investment loss ..........................................          (968,843)
                                                                                ------------

Net Realized and Unrealized Gain (Loss) On
Investments, Foreign Currency Holdings and
Translation of Other Assets and Liabilities
Denominated in Foreign Currency:
Net realized loss on:
    Security transactions ................................................       (14,750,391)
    Foreign currency related transactions ................................          (214,166)
                                                                                ------------
                                                                                 (14,964,557)

Netchange in unrealized appreciation in value of
   investments, foreign currency holdings and
   translation of other assets and liabilities
   denominated in foreign currency .......................................        40,891,321
                                                                                ------------

Netrealized and unrealized gain on investments,
   foreign currency holdings and translation of
   other assets and liabilities denominated in
   foreign currency ......................................................        25,926,764
                                                                                ------------

Net increase in net assets resulting from
   operations ............................................................      $ 24,957,921
                                                                                ============

See accompanying notes to financial statements.

THE INDIA FUND, INC.

Statement of Changes in Net Assets

                                                                          For the Year        For the Year
                                                                              Ended               Ended
                                                                        December 31, 1998   December 31, 1997
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations
Net investment loss ...................................................   $    (968,843)      $  (1,115,626)
Net realized loss on investments and foreign currency
   related transactions ...............................................     (14,964,557)        (70,986,340)
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and
   liabilities denominated in foreign currency ........................      40,891,321          90,760,270
                                                                          -------------       -------------

   Net increase in net assets resulting from operations ...............      24,957,921          18,658,304
                                                                          -------------       -------------

Capital Share Transactions
Shares repurchased under Stock Repurchase Plan (41,700 shares) ........        (249,197)                 --
                                                                          -------------       -------------

Net decrease in net assets resulting from capital share transactions ..        (249,197)                 --
                                                                          -------------       -------------

Total increase in net assets ..........................................      24,708,724          18,658,304

NET ASSETS
Beginning of year .....................................................     275,814,459         257,156,155
                                                                          -------------       -------------

End of year ...........................................................   $ 300,523,183       $ 275,814,459
                                                                          =============       =============

See accompanying notes to financial statements.

                                                            THE INDIA FUND, INC.

FINANCIAL HIGHLIGHTS

For a Share Outstanding throughout Each Period

                                                                                                            For the Period
                                                                                                             February 23,
                                                                                                                1994
                                                                                                            (Commencement
                                               For the Year   For the Year   For the Year    For the Year   of Operations)
                                                  Ended          Ended          Ended           Ended          Through
                                               December 31,   December 31,   December 31,    December 31,     December 31,
                                                   1998           1997           1996            1995            1994
--------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period .......     $   8.11       $   7.56       $   8.94        $  13.92        $  13.98*
                                                 --------       --------       --------        --------        --------
Net investment income (loss) ...............        (0.03)         (0.03)          0.02           (0.05)          (0.01)
Net realized and unrealized gain (loss)
   on investments, foreign currency
   holdings, and translation of other
   assets and liabilities denominated
   in foreign currency .....................         0.77           0.58          (1.39)          (4.93)           0.08
                                                 --------       --------       --------        --------        --------
Net increase (decrease) from
      investment operations ................         0.74           0.55          (1.37)          (4.98)           0.07
                                                 --------       --------       --------        --------        --------

Less: Dividends and Distributions
   Dividends from net investment
      income ...............................           --             --          (0.01)             --              --
   Distributions from net realized
      gains ................................           --             --             --              --           (0.13)
                                                 --------       --------       --------        --------        --------
Total dividends and distributions ..........           --             --          (0.01)             --           (0.13)
                                                 --------       --------       --------        --------        --------
Net asset value, end of period .............     $   8.85       $   8.11       $   7.56        $   8.94        $  13.92
                                                 ========       ========       ========        ========        ========

Per share market value, end of period ......     $ 6.3125       $  7.375       $  7.625        $  8.875        $  10.75

Total Investment Return Based
   on Market Value** .......................       (14.41)%        (3.28)%       (14.08)%        (17.44)%        (23.32)%

Ratios/Supplemental Data
Net assets, end of period
   (in 000s) ...............................     $300,523       $275,814       $257,156        $303,940        $473,241
Ratios of expenses to average
   net assets ..............................         2.03%          1.98%          2.03%+          2.03%           1.98%***
Ratios of net investment income (loss)
   to average net assets ...................        (0.34)%        (0.37)%         0.22%+         (0.38)%         (0.06)%***
Portfolio turnover .........................        28.85%         42.61%         33.57%          25.28%          20.93%

See page 22 for footnotes.

THE INDIA FUND, INC.

FINANCIAL HIGHLIGHTS (concluded)

For a Share Outstanding throughout Each Period

* Initial public offering price $15.00 per share less underwriting discount of $0.98 per share and offering costs of $0.04 per share.

** Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported, except that for the period ended December 31, 1994, total investment return is based on a beginning of period price of $14.02 (initial offering price of $15.00 less underwriting discount of $0.98). Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized.

***   Annualized.

+ Includes expense waivers by the Custodian. If such expenses had not been waived, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 2.12% and 0.13%, respectively, for the year ended December 31, 1996.

See accompanying notes to financial statements.

                                                            THE INDIA FUND, INC.

Notes to Financial Statements                                  December 31, 1998

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The India Fund, Inc. (the "Fund") was incorporated in Maryland on December 27, 1993, and commenced operations on February 23, 1994. The Fund has established a branch in the Republic of Mauritius. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Prior to commencing its operations on February 23, 1994, the Fund had no activities other than the sale of 7,133 shares of capital stock to CIBC Oppenheimer Corp. ("CIBC Oppenheimer"). At December 31, 1998, CIBC Oppenheimer owned 7,133 shares of the Fund's capital stock.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at:

      (i) the last sales price prior to the time of determination, if there was a sale on the date of determination,

      (ii) at the mean between the last current bid and asked prices, if there was no sales price on such date and bid and asked quotations are available, and

      (iii) at the bid price if there was no sales price on such date and only bid quotations are available.

Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which market values are not readily ascertainable, which totaled $333,317 (0.11% of net assets) at December 31,1998, are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. The net asset value per share of the Fund is calculated weekly and at the end of each month.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax reporting purposes. Interest income is recorded on the

THE INDIA FUND, INC.

Notes to Financial Statements (continued)                      December 31, 1998

accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known. The collectibility of income receivable from Indian securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

At December 31, 1998, the Fund had a capital loss carryover of $181,806,196 which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. Of the aggregate capital losses, $24,657,681 will expire in the year 2003, $65,383,725 will expire in the year 2004, $56,935,932 will expire in 2005 and $34,828,858 will expire in 2006.

The Fund's foreign exchange losses incurred after October 31, 1998, but before December 31, 1998, are deemed to arise on the first business day of the following year. The Fund incurred and elected to defer such foreign exchange losses of approximately $60,040.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, assets and liabilities at the prevailing rates of exchange on the valuation date; and

      (ii) purchases and sales of investment securities and investment income at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund generally does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign currency gains or losses for both financial reporting and federal income tax purposes. The Fund reports certain realized foreign exchange gains and losses as components of realized gains and losses for financial reporting purposes, whereas such amounts are treated as ordinary income for Federal income tax reporting purposes.

                                                            THE INDIA FUND, INC.

Notes to Financial Statements (continued)                      December 31, 1998

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, and the fact that foreign securities markets may be smaller and have less developed and less reliable settlement and share registration procedures.

Distribution of Income and Gains. The Fund intends to distribute annually to shareholders, substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

During the period ended December 31, 1998, the Fund reclassified $214,166 from accumulated net realized loss on investments to accumulated net investment loss as a result of permanent book and tax differences relating to realized foreign currency losses and reclassified $1,567,859 from accumulated net investment loss to paid in capital as a result of permanent tax differences relating to net operating loss for the year ended December 31, 1998. Net investment loss and net assets were not affected by the reclassifications.

Other. Costs of $322,971 incurred by the Fund in connection with its organization are being amortized on a straight-line basis over a five-year period beginning with the commencement of operations of the Fund.

NOTE B: MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Advantage Advisers, Inc., a subsidiary of CIBC Oppenheimer Corp., serves as the Fund's Investment Manager under the terms of a management agreement (the "Management Agreement"). Infrastructure

THE INDIA FUND, INC.

Notes to Financial Statements (continued)                      December 31, 1998

Leasing & Financial Services Limited ("ILFS") serves as the Fund's Country Adviser under the terms of an advisory agreement (the "Country Advisory Agreement"). Pursuant to the Management Agreement, the Investment Manager supervises the Fund's investment program and is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies. Pursuant to the Country Advisory Agreement, the Country Adviser furnishes advice and makes recommendations to the Investment Manager regarding the purchase, sale or holding of particular Indian securities, provides research and statistical data to the Fund and assists in the implementation and execution of investment decisions. For its services, the Investment Manager received monthly fees at an annual rate of 1.10% of the Fund's average weekly net assets and the Country Adviser received from the Investment Manager monthly fees at an annual rate of 0.20% (0.30% prior to January 1, 1998) of the Fund's average weekly net assets. For the year ended December 31, 1998, fees earned by the Investment Manager amounted to $3,175,273, of which the Investment Manager informed the Fund it paid $577,322 to ILFS.

CIBC Oppenheimer serves as the Fund's Administrator (the "Administrator") pursuant to the terms of an Administration Agreement. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. For the year ended December 31, 1998, these fees amounted to $577,322. The Administrator subcontracts certain of these services to PFPC Inc. In addition, Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,500 and is reimbursed for certain additional expenses. For the year ended December 31, 1998, fees and expenses of the Mauritius Administrator amounted to $24,649.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Country Adviser or the Administrator or any affiliate thereof an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. In addition, the Fund reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C: PORTFOLIO ACTIVITY

Purchases and sales of securities, other than short-term obligations, aggregated $87,001,141 and $81,053,729, respectively, for the year ended December 31, 1998.

At December 31, 1998, the Fund owned securities valued at approximately $37,618,000 which were in the process of being registered in the name of the Fund or being dematerialized. Significant delays are common in registering the transfer of securities in India, and such transfers can take a

                                                            THE INDIA FUND, INC.

Notes to Financial Statements (continued)                      December 31, 1998

year or longer. Indian securities regulations normally preclude the Fund from selling such securities until the completion of the registration or the dematerialization process, as applicable.

NOTE D: FOREIGN INCOME TAX

The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the double taxation treaty between Mauritius and India. A fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities but was subject to a 15% withholding tax on dividends declared, distributed or paid by an Indian company prior to June 1, 1997, which has been provided for by the Fund. Effective June 1, 1997, there is no withholding tax on Indian dividends. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 20%.

Under current Mauritian Law the Fund is not liable for Mauritian income tax. However, the Fund may, in any year, elect to pay tax on its net investment income at any rate between 0% and 35%. For the year ended December 31, 1998, no provision for Mauritius taxes has been made. Moreover, to the extent that it is later determined that the Fund would be unable to obtain the benefits of the treaty, the Fund would be subject to tax on capital gains in India on the sale of securities and would be subject to the applicable tax on dividends declared, distributed or paid prior to June 1, 1997, which was at the rate of 20%.

The foregoing is based on current interpretation and practice and is subject to any future changes in Indian or Mauritius tax laws or in the tax treaty between India and Mauritius.

NOTE E: CAPITAL STOCK

During the year ended December 31, 1998, the Fund purchased 41,700 shares of capital stock on the open market at a total cost of $249,197. The weighted average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 27.93%. These shares were purchased pursuant to the Fund's Stock Repurchase Plan approved by the Fund's Board of Directors at their meeting held on July 14, 1998 authorizing the Fund to purchase up to 1,000,000 shares of its capital stock. The shares purchased during the year ended December 31, 1998 are held in treasury. Subsequent to December 31, 1998, the Fund made additional purchases aggregating

THE INDIA FUND, INC.

Notes to Financial Statements (continued)                      December 31, 1998

154,000 shares of capital stock in the open market at a total cost of $1,119,203. The weighted average discount of these purchases was 26.60%.

NOTE F: OTHER

At December 31, 1998, substantially all of the Fund's net assets were invested in Indian securities. The Indian securities markets are among other things substantially smaller, less developed, less liquid, subject to less regulation and more volatile than the securities markets in the United States. Consequently, and as further discussed above, acquisitions and dispositions of securities by the Fund involve special risks and considerations not present with respect to U.S. securities.

                                                            THE INDIA FUND, INC.

Report of Independent Accountants

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THE INDIA FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The India Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period February 23, 1994 (commencement of operations) through December 31,1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 16, 1999

THE INDIA FUND, INC.

Dividends and Distributions

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by The Bank of New York (the "Plan Agent") in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by The Bank of New York, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund's share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date.

                                                            THE INDIA FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Because of the forgoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and shareholders will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transaction in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable.

THE INDIA FUND, INC.

Dividends and Distributions (concluded)

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 101 Barclay Street, New York, New York 10286.

                      (This page intentionally left blank.)

                      (This page intentionally left blank.)

                      (This page intentionally left blank.)

THE INDIA FUND, INC.

Investment Manager:

Advantage Advisers, Inc., a wholly owned subsidiary of CIBC Oppenheimer Corp.

Administrator:

CIBC Oppenheimer Corp.

Sub-Administrator:

PFPC, Inc.

Transfer Agent:

The Bank of New York

Custodian:

The Bank of New York

Effective May 3, 1999, CIBC Oppenheimer Corp. will change its name to CIBC World Markets Corp. All references to the company thereafter shall automatically be modified without further action.